UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 10, 2005

                            MONUMENT RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


        Colorado                       033-15528               84-1028449
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 (State or Other Jurisdiction       (Commission File)         (IRS Employer
    of Incorporation)                    Number             Identification No.)

2050 South Oneida Street, Suite 106
Denver, Colorado                                                   80224
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (303) 692-9468
                                                           --------------

                                 Not Applicable
           ----------------------------------------------------------
          (Former name of former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 10, 2005, the small business issuer, Monument Resources, Inc. ("Monument"), entered into a Purchase and Sale Agreement ("Agreement") with TEG-Mid Continent, Inc. ("TEG") an unaffiliated party.

     Under the Agreement, Monument agreed to sell and TEG agreed to purchase all of Monument's right, title and interests to its producing gas properties located in the state of Kansas along with its related gas, pipeline and other operating equipment. The purchase price for the assets is $1,775,000 plus reimbursements for certain capital expenditures and closing adjustments, payable in cash at closing, which is anticipated to be within 60 days from the date of the Agreement.

     Closing of the Agreement is subject to various conditions including the accuracy of the parties' representations and warranties and approval of Monument shareholders. Monument expects to provide its shareholders with a proxy statement describing the transaction and the reasons therefore within 30 days from the date of the Agreement.

     If the transaction does not close because TEG fails to obtain the necessary financing, Monument will receive $150,000 as liquidated damages. If the Agreement is terminated because Monument accepts a superior proposal from a third party, Monument will be obligated to pay $100,000 to TEG.

     If the transaction closes, Monument plans to declare a liquidating dividend of approximately $0.44 to $0.49 per Monument share. This includes Monument's existing cash, less transaction costs, plus proceeds from the sale of its other oil and gas mining interests. The plan and the reasons therefore will also be explained in Monument's forthcoming proxy statement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements--not applicable.
     (b)  Pro forma financial statement--not applicable.
     (c)  Exhibits.

      No.
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      9.01            Purchase and Sale Agreement dated May 10, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MONUMENT RESOURCES, INC.



Date:  May 13, 2005                   By:  /s/  A.G. Foust
                                           -------------------------------------
                                                A.G. Foust, President

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